NEWS RELEASE

For More Information Contact:	For Release - October 23, 2007
J. Downey Bridgwater, Chairman, President & Chief Executive Officer, (713) 507-2670 Zach L. Wasson, Executive Vice President & Chief Financial Officer, (713) 507-1297

STERLING BANCSHARES REPORTS THIRD QUARTER 2007 EARNINGS
Net Income of $14.6 Million or $0.20 per share

HOUSTON, TX, October 23, 2007 - Sterling Bancshares, Inc. (NASDAQ: SBIB) today reported net income of $14.6 million, or $.20 per diluted share for the third quarter ended September 30, 2007, a 24% increase in net income when compared to the $11.7 million, or $0.17 per diluted share earned for the third quarter of 2006.

Net income for the nine months ended September 30, 2007 was $39.6 million, or $0.54 per diluted share compared with $33.0 million, or $0.48 per diluted share for the same period in 2006.

“We continued the successful execution of our strategy as reflected by our third quarter results,” commented J. Downey Bridgwater, Sterling’s Chairman, President and Chief Executive Officer. “These results are reflective of our efforts to diversify revenue through internal growth and acquisitions while improving asset quality and implementing a disciplined approach to expense management. Our recently announced acquisition of 10 banking offices in the Dallas and Fort Worth areas will further enhance our ability to serve our customers through an expanded presence in these markets.”

Average loans held for investment were $3.3 billion for the third quarter of 2007, up $15.9 million on a linked-quarter basis and up $392 million or 13.7% from the third quarter of 2006. Period-end total loans held for investment increased $68.5 million or 2.1% on a linked-quarter basis to $3.3 billion at September 30, 2007 and up $289 million or 9.5% since September 30, 2006.

Improvements in asset quality continued during the third quarter of 2007. At September 30, 2007, nonperforming assets were $14.5 million or 0.43% of total loans and foreclosed properties compared to $16.8 million or 0.54% at September 30, 2006. Net charge-offs for the third quarter of 2007 were $75 thousand, down from $746 thousand for the third quarter of 2006. Net charge-offs for the nine month period ended September 30, 2007 were $1.5 million or 0.06% of average total loans, down from $3.5 million or 0.17% for the same period in 2006. The allowance for loan losses at September 30, 2007 was $34.2 million and represented 1.01% of total period-end loans.

Average total deposits for the third quarter of 2007 were up $41.3 million or 1.1% linked-quarter and up $667 million or 22.3% from the third quarter of 2006. Period-end total deposits decreased $69.1 million to $3.7 billion at September 30, 2007, down 1.9% on a linked-quarter basis and up $343 million or 10.3% since September 30, 2006.

Net interest income for the third quarter of 2007 was $47.1 million, up $317 thousand or 1.0% linked-quarter. Noninterest income was $10.6 million in the third quarter of 2007, up $3.1 million on a linked-quarter basis. This increase was due in part to the acquisition of MBM Advisors, Inc. whose results contributed $1.6 million in noninterest income for the third quarter of 2007. Additionally, net gain on sale of loans for the third quarter of 2007 increased $1.1 million on a linked-quarter basis due to an increased volume of loan sales.

Sterling Bancshares, Inc., News Release
October 23, 2007

Noninterest expense for the third quarter of 2007 was $35.0 million, up $702 thousand on a linked-quarter basis and up $2.5 million as compared with the third quarter of 2006. The increase in noninterest expense on a linked-quarter basis was due primarily to the addition of MBM Advisors, Inc. on June 28, 2007, which resulted in additional expenses of approximately $1.3 million. The Company has completed three acquisitions since the third quarter of 2006 resulting in an increase in noninterest expense of approximately $3.8 million for the third quarter of 2007 compared to the third quarter of 2006. The Company’s efficiency ratio improved to 60.38% for the third quarter of 2007 from 61.76% for the second quarter of 2007 and 63.08% for the third quarter of 2006.

At September 30, 2007, Sterling had total assets of $4.4 billion, total loans of $3.4 billion and total deposits of $3.7 billion. Shareholders’ equity of $463 million at September 30, 2007 was 10.4% of total assets. Book value per common share at period-end was $6.34.

Conference Call

Management will host a conference call for investors and analysts that will be broadcast live via telephone and over the Internet on Tuesday, October 23, 2007 at 11:00 a.m. Eastern Time. To participate, visit the Investor Relations section of the Company’s web site at http://www.banksterling.com or call (612) 288-0329. An audio archive of the call will also be available on the web site beginning Wednesday, October 24, 2007.

Forward-Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared. The Company does not assume any obligation to update the forward-looking statements. There are several factors, many beyond the Company’s control that could cause results to differ significantly from expectations including adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of the allowance for credit losses; the ability to maintain or improve origination volumes; competitive influences on product pricing and the ability to integrate acquisitions and realize expected cost savings and revenue enhancements. Additional factors can be found in the Company's 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s web site (www.sec.gov).

About Sterling Bancshares

Sterling Bancshares, Inc. is a Houston-based bank holding company with total assets of $4.4 billion, which operates 49 banking centers in the greater metropolitan areas of Houston, San Antonio, and Dallas, Texas. These cities are the 4th, 7th and 9th largest in the United States, respectively, based on population. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “SBIB”. For more information on Sterling Bancshares, please visit the Company’s web site at http://www.banksterling.com.

-Tables to follow-

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)
Page 3

	Quarter Ended			Year-to-date
	Sep. 30,	Jun. 30,	Sep. 30,
	2007	2007	2006	2007	2006
Profitability
Net Income	$14,579	$13,098	$11,729	$39,600	$33,030

Earnings per common share (1)
Basic	$0.20	$0.18	$0.17	$0.55	$0.49
Diluted	$0.20	$0.18	$0.17	$0.54	$0.48

Return on average common equity (2)	12.67%	11.66%	13.11%	11.99%	12.74%

Return on average assets (2)	1.32%	1.21%	1.21%	1.24%	1.17%

Net interest margin (3)	4.74%	4.81%	4.89%	4.82%	4.93%

Efficiency Ratio (4):
Consolidated	60.38%	61.76%	63.08%	61.54%	63.59%
Sterling Bank	57.89%	59.31%	61.02%	59.18%	61.20%

Liquidity and Capital Ratios
Average loans to average deposits	90.98%	91.08%	97.04%	91.70%	96.35%
Period-end stockholders' equity to total assets	10.43%	10.08%	9.38%	10.43%	9.38%
Average stockholders' equity to average assets	10.38%	10.38%	9.27%	10.31%	9.16%
Period-end tangible capital to total tangible assets	6.58%	6.20%	6.30%	6.58%	6.30%
Tier 1 capital to risk-weighted assets	8.89%	8.89%	8.53%	8.89%	8.53%
Total capital to risk-weighted assets	10.91%	10.91%	10.68%	10.91%	10.68%
Tier 1 leverage ratio (Tier 1 capital to average assets)	8.54%	8.41%	8.69%	8.54%	8.69%

Other Data
Shares used in computing earnings per common share
Basic shares	73,029	73,295	68,142	72,476	68,095
Diluted shares	73,453	73,783	68,918	72,970	68,791
End of period common shares outstanding	73,026	73,057	71,089	73,026	71,089
Book value per common share at period-end
Total	$6.34	$6.09	$5.62	$6.34	$5.62
Tangible	$3.84	$3.59	$3.66	$3.84	$3.66
Cash dividends paid per common share	$0.0525	$0.0525	$0.047	$0.158	$0.141
Common stock dividend payout ratio	26.29%	29.35%	27.08%	28.80%	28.83%
Full-time equivalent employees	1,039	1,048	1,068	1,039	1,068
Number of banking centers	49	49	45	49	45

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)
Page 4

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2007	2007	2007	2006	2006
ASSETS
Cash and cash equivalents	$110,876	$161,482	$189,207	$134,775	$146,442
Interest-bearing deposits in financial institutions	-	-	99	198	21,666
Trading assets	-	398	85	-	-
Available-for-sale securities, at fair value	464,789	433,325	435,255	409,351	527,806
Held-to-maturity securities, at amortized cost	176,847	177,075	165,277	164,263	167,243

Loans held for sale	54,699	71,380	52,962	54,722	72,789
Loans held for investment	3,319,652	3,251,164	3,186,601	3,077,845	3,030,344
Total loans	3,374,351	3,322,544	3,239,563	3,132,567	3,103,133
Allowance for loan losses	(34,225)	(33,450)	(33,487)	(32,027)	(34,146)
Loans, net	3,340,126	3,289,094	3,206,076	3,100,540	3,068,987

Premises and equipment, net	26,624	26,408	25,762	23,475	42,115
Real estate acquired by foreclosure	2,713	3,064	2,624	1,465	1,764
Goodwill	166,130	165,711	159,958	130,858	129,131
Core deposits and other intangibles, net	16,562	17,172	13,966	10,299	10,728
Accrued interest receivable	20,520	19,811	18,840	18,692	18,576
Other assets	114,990	119,254	118,161	123,643	129,666
TOTAL ASSETS	$4,440,177	$4,412,794	$4,335,310	$4,117,559	$4,264,124

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$1,082,037	$1,144,049	$1,132,744	$1,058,135	$1,045,416
Interest-bearing demand	1,340,746	1,332,469	1,320,245	1,229,313	1,207,722
Certificates and other time	1,238,980	1,254,338	1,202,715	1,047,163	1,065,372
Total deposits	3,661,763	3,730,856	3,655,704	3,334,611	3,318,510
Other borrowed funds	136,555	57,840	32,439	220,675	372,250
Subordinated debt	46,986	45,408	46,467	46,135	46,018
Junior subordinated debt	82,734	82,734	82,734	56,959	56,959
Accrued interest payable and other liabilities	49,104	50,977	72,547	49,894	70,611
Total liabilities	3,977,142	3,967,815	3,889,891	3,708,274	3,864,348

COMMITMENTS AND CONTINGENCIES	-	-	-	-	-

SHAREHOLDERS' EQUITY
Common stock	74,794	74,724	74,526	71,938	71,839
Capital surplus	108,964	108,238	106,926	80,927	79,822
Retained earnings	300,375	289,629	280,375	272,179	262,678
Treasury stock	(20,493)	(19,413)	(13,150)	(10,902)	(8,540)
Accumulated other comprehensive loss, net of tax	(605)	(8,199)	(3,258)	(4,857)	(6,023)
Total shareholders' equity	463,035	444,979	445,419	409,285	399,776
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$4,440,177	$4,412,794	$4,335,310	$4,117,559	$4,264,124

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)
Page 5

	Quarter Ended					Year-to-date
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2007	2007	2007	2006	2006	2007	2006
Interest income:
Loans, including fees	$67,033	$65,489	$61,350	$62,884	$58,158	$193,872	$164,199
Securities:
Taxable	6,111	5,755	5,461	5,824	5,902	17,327	18,062
Non-taxable	867	853	877	922	549	2,597	1,700
Trading assets	81	4	1	53	73	86	643
Federal funds sold	58	274	148	121	55	480	140
Deposits in financial institutions	9	7	17	59	34	33	124
Total interest income	74,159	72,382	67,854	69,863	64,771	214,395	184,868

Interest expense:
Demand and savings deposits	8,038	7,605	6,039	6,003	4,971	21,682	11,931
Certificates and other time deposits	14,809	13,922	12,350	12,097	9,898	41,081	25,574
Other borrowed funds	1,369	1,257	2,495	4,008	4,690	5,121	13,265
Subordinated debt	1,175	1,162	1,150	1,141	1,155	3,487	3,335
Junior subordinated debt	1,673	1,658	1,231	1,218	1,152	4,562	4,353
Total interest expense	27,064	25,604	23,265	24,467	21,866	75,933	58,458
Net interest income	47,095	46,778	44,589	45,396	42,905	138,462	126,410
Provision for credit losses	850	1,000	370	-	895	2,220	4,058
Net interest income after provision for credit losses	46,245	45,778	44,219	45,396	42,010	136,242	122,352

Noninterest income:
Customer service fees	3,629	3,431	3,472	3,641	3,398	10,532	9,210
Net gain (loss) on trading assets	2	(1)	1	-	-	2	(302)
Net loss on the sale of securities	-	-	-	(358)	-	-	-
Net gain on sale of loans	1,208	73	504	524	292	1,785	802
Other	5,794	4,015	3,957	4,397	3,814	13,766	13,303
Total noninterest income	10,633	7,518	7,934	8,204	7,504	26,085	23,013

Noninterest expense:
Salaries and employee benefits	20,634	19,768	19,688	19,706	18,843	60,090	56,340
Occupancy expense	4,706	4,606	4,362	4,153	4,018	13,674	11,922
Technology	2,260	2,095	2,049	2,098	1,695	6,404	4,784
Professional fees	1,068	1,078	945	1,841	1,408	3,091	4,306
Postage, delivery and supplies	903	943	811	861	801	2,657	2,494
Marketing	432	581	355	644	675	1,368	1,768
Core deposits and other intangibles amortization	610	517	420	428	195	1,547	584
Acquisition costs	-	166	754	-	638	920	638
Other	4,431	4,588	4,450	4,737	4,294	13,469	13,882
Total noninterest expense	35,044	34,342	33,834	34,468	32,567	103,220	96,718

Income before income taxes	21,834	18,954	18,319	19,132	16,947	59,107	48,647
Provision for income taxes	7,255	5,856	6,396	6,322	5,218	19,507	15,617

Net Income	$14,579	$13,098	$11,923	$12,810	$11,729	$39,600	$33,030

Earnings per share (1):
Basic	$0.20	$0.18	$0.17	$0.18	$0.17	$0.55	$0.49
Diluted	$0.20	$0.18	$0.17	$0.18	$0.17	$0.54	$0.48

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)
Page 6

	Quarter Ended
	Sep. 30,			Jun. 30,
	2007			2007
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$73,295	$1,539	8.33%	$54,986	$1,102	8.04%
Loans held for investment:
Taxable	3,251,368	65,449	7.99%	3,235,036	64,337	7.98%
Non-taxable (3)	3,145	63	7.93%	3,575	70	7.85%
Securities:
Taxable	531,609	6,111	4.56%	513,566	5,755	4.49%
Non-taxable (3)	92,297	1,159	4.98%	90,899	1,147	5.06%
Trading assets	8,470	81	3.77%	216	4	6.72%
Federal funds sold	4,915	58	4.69%	24,975	274	4.41%
Deposits in financial institutions	690	9	5.38%	648	7	4.32%
Total interest-earning assets	3,965,789	74,469	7.45%	3,923,901	72,696	7.43%

Noninterest-earning assets	432,469			418,556
Total Assets	$4,398,258			$4,342,457

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,320,136	$8,038	2.42%	$1,318,839	$7,605	2.31%
Certificates and other time	1,243,924	14,809	4.72%	1,188,480	13,922	4.70%
Other borrowed funds	104,579	1,369	5.19%	96,024	1,257	5.25%
Subordinated debt	46,078	1,175	10.12%	46,232	1,162	10.08%
Junior subordinated debt	82,734	1,673	8.02%	82,734	1,658	8.04%
Total interest-bearing liabilities	2,797,451	27,064	3.84%	2,732,309	25,604	3.76%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,144,447			1,159,410
Shareholders' equity	456,360			450,738
Total Liabilities and Shareholders' Equity	$4,398,258			$4,342,457

Tax Equivalent Net Interest Income and Margin (3)		47,405	4.74%		47,092	4.81%

Tax Equivalent adjustment:
Loans		18			20
Securities		292			294
Total tax equivalent adjustment		310			314

Net Interest Income		$47,095			$46,778

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)
Page 7

	Year-to-date
	2007			2006
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$60,660	$3,646	8.04%	$19,019	$1,149	8.07%
Loans held for investment:
Taxable	3,182,270	190,081	7.99%	2,801,457	162,937	7.78%
Non-taxable (3)	3,456	204	7.89%	2,402	163	9.06%
Securities:
Taxable	512,936	17,327	4.52%	540,033	18,062	4.47%
Non-taxable (3)	92,113	3,493	5.07%	59,071	2,335	5.29%
Trading assets	2,950	86	3.88%	14,416	643	5.96%
Federal funds sold	13,903	480	4.62%	4,041	140	4.63%
Deposits in financial institutions	919	33	4.80%	3,649	124	4.54%
Total interest-earning assets	3,869,207	215,350	7.44%	3,444,088	185,553	7.20%

Noninterest-earning assets	413,713			339,013
Total Assets	$4,282,920			$3,783,101

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,289,139	$21,682	2.25%	$1,059,854	$11,931	1.51%
Certificates and other time	1,172,951	41,081	4.68%	866,890	25,574	3.94%
Other borrowed funds	129,417	5,121	5.29%	360,462	13,265	4.92%
Subordinated debt	46,145	3,487	10.10%	45,264	3,335	9.85%
Junior subordinated debt	74,803	4,562	8.15%	66,654	4,353	8.73%
Total interest-bearing liabilities	2,712,455	75,933	3.74%	2,399,124	58,458	3.26%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,128,988			1,037,264
Shareholders' equity	441,477			346,713
Total Liabilities and Shareholders' Equity	$4,282,920			$3,783,101

Tax Equivalent Net Interest Income and Margin (3)		139,417	4.82%		127,095	4.93%

Tax equivalent adjustment:
Loans		59			50
Securities		896			635
Total tax equivalent adjustment		955			685

Net Interest Income		$138,462			$126,410

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)
Page 8

	Quarter Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2007	2007	2007	2006	2006
Condensed Average Balance Sheet
Loans held for sale	$73,295	$54,986	$53,481	$64,172	$39,729
Loans held for investment	3,254,513	3,238,611	3,061,937	3,066,432	2,862,424
Total loans	3,327,808	3,293,597	3,115,418	3,130,604	2,902,153
Available-for-sale securities, at fair value	446,721	440,994	421,069	455,512	454,972
Held-to-maturity securities, at amortized cost	177,185	163,471	165,294	166,048	127,565
Trading assets	8,470	216	72	4,360	6,642
Other earning assets	5,605	25,623	13,324	14,240	7,452
Total earning assets	3,965,789	3,923,901	3,715,177	3,770,764	3,498,784
Goodwill	165,879	160,141	131,507	129,715	85,978
Core deposits and other intangibles, net	16,874	13,787	10,166	10,509	3,224
All other non-interest earning assets	249,716	244,628	247,970	255,556	242,068
Total assets	$4,398,258	$4,342,457	$4,104,820	$4,166,544	$3,830,054

Noninterest-bearing demand deposits	$1,093,485	$1,108,895	$1,031,046	$1,045,883	$998,857
Interest bearing deposits:
Interest-bearing demand deposits	1,320,136	1,318,839	1,227,422	1,193,946	1,071,169
Jumbo certificates of deposit	758,509	732,260	654,466	635,943	561,207
Regular certificates of deposit	343,288	330,084	311,710	310,134	239,866
Brokered certificates of deposit	142,127	126,136	118,524	125,300	119,542
Total deposits	3,657,545	3,616,214	3,343,168	3,311,206	2,990,641
Other borrowed funds	104,579	96,024	188,569	299,667	350,233
Subordinated debt	46,078	46,232	46,125	46,288	44,999
Junior subordinated debt	82,734	82,734	58,678	56,960	52,925
Accrued interest payable and other liabilities	50,962	50,515	51,380	44,932	36,334
Total liabilities	3,941,898	3,891,719	3,687,920	3,759,053	3,475,132
Total shareholders' equity	456,360	450,738	416,900	407,491	354,922
Total liabilities and shareholders' equity	$4,398,258	$4,342,457	$4,104,820	$4,166,544	$3,830,054

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2007	2007	2007	2006	2006
Period-end Loans:
Loans held for sale	$54,699	$71,380	$52,962	$54,722	$72,789
Loans held for investment:
Commercial and industrial	940,821	913,796	862,516	851,973	798,928
Real Estate:
Commercial	1,382,313	1,371,036	1,360,681	1,338,831	1,326,732
Construction and development	697,099	671,429	666,177	598,030	601,429
Residential mortgage	219,914	215,313	215,536	209,226	220,285
Consumer/other	79,505	79,590	81,691	79,785	82,970
Loans held for investment	3,319,652	3,251,164	3,186,601	3,077,845	3,030,344
Total period-end loans	$3,374,351	$3,322,544	$3,239,563	$3,132,567	$3,103,133

Period-End Deposits:
Noninterest-bearing demand	$1,082,037	$1,144,049	$1,132,744	$1,058,135	$1,045,416
Interest-bearing demand	1,340,746	1,332,469	1,320,245	1,229,313	1,207,722
Certificates and other time deposits:
Jumbo	773,770	766,416	749,285	610,330	633,745
Regular	345,205	342,579	325,900	307,419	312,834
Brokered	120,005	145,343	127,530	129,414	118,793
Total period-end deposits	$3,661,763	$3,730,856	$3,655,704	$3,334,611	$3,318,510

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)
Page 9

	Quarter Ended					Year-to-date
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2007	2007	2007	2006	2006	2007	2006
Allowance For Credit Losses
Allowance for loan losses at beginning of period	$33,450	$33,487	$32,027	$34,146	$31,882	$32,027	$31,230
Charge-offs:
Commercial, financial and industrial	540	1,316	535	1,493	458	2,391	2,879
Real estate, mortgage and construction	52	166	120	1,637	798	338	2,242
Consumer	478	279	325	420	413	1,082	779
Total charge-offs	1,070	1,761	980	3,550	1,669	3,811	5,900
Recoveries:
Commercial, financial and industrial	612	541	406	1,261	777	1,559	1,944
Real estate, mortgage and construction	3	34	2	71	3	39	8
Consumer	380	149	166	99	143	695	408
Total Recoveries	995	724	574	1,431	923	2,293	2,360
Net charge-offs	75	1,037	406	2,119	746	1,518	3,540
Allowance for credit losses associated with acquired institutions	-	-	1,496	-	2,152	1,496	2,152
Provision for loan losses	850	1,000	370	-	858	2,220	4,304
Allowance for loan losses at end of period	$34,225	$33,450	$33,487	$32,027	$34,146	$34,225	$34,146

Reserve for unfunded loan commitments at beginning of period	927	927	927	927	890	927	1,173
Provision for losses on unfunded loan commitments	-	-	-	-	37	-	(246)
Reserve for unfunded loan commitments at end of period	927	927	927	927	927	927	927
Total allowance for credit losses	$35,152	$34,377	$34,414	$32,954	$35,073	$35,152	$35,073

Nonperforming Assets
Nonperforming loans:
Nonaccrual	$10,919	$10,862	$12,269	$10,611	$14,750	$10,919	$14,750
Restructured	772	772	777	776	-	772	-
Real estate acquired by foreclosure	2,713	3,064	2,624	1,465	1,764	2,713	1,764
Other repossessed assets	67	113	191	404	291	67	291
Total nonperforming assets	$14,471	$14,811	$15,861	$13,256	$16,805	$14,471	$16,805

Potential problem loans	$22,764	$22,775	$28,493	$32,201	$38,761	$22,764	$38,761

Accruing loans past due 90 days or more	$1,477	$1,533	$4,575	$2,731	$308	$1,477	$308

Ratios
Period-end allowance for credit losses to period-end loans	1.04%	1.03%	1.06%	1.05%	1.13%	1.04%	1.13%
Period-end allowance for loan losses to period-end loans	1.01%	1.01%	1.03%	1.02%	1.10%	1.01%	1.10%
Period-end allowance for loan losses to nonperforming loans	292.74%	287.52%	256.69%	281.27%	231.50%	292.74%	231.50%
Nonperforming assets to period-end loans and foreclosed assets	0.43%	0.45%	0.49%	0.42%	0.54%	0.43%	0.54%
Nonperforming loans to period-end loans	0.35%	0.35%	0.40%	0.36%	0.48%	0.35%	0.48%
Nonperforming assets to period-end assets	0.33%	0.34%	0.37%	0.32%	0.39%	0.33%	0.39%
Net charge-offs to average loans (2)	-%	0.13%	0.05%	0.27%	0.10%	0.06%	0.17%

STERLING BANCSHARES, INC.
FOOTNOTES TO EARNINGS RELEASE

(1)
Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year. Thus, the sum for the quarters does not necessarily equal the full period earnings per share.

(2)	Interim periods annualized.

(3)	Taxable-equivalent basis assuming a 35% tax rate.

(4)
The Company revised its efficiency ratio which is calculated by dividing noninterest expense less acquisition costs, an employee severance payment, and Trust Preferred Securities debt issuance costs by tax equivalent basis net interest income plus noninterest income less net gain (loss) on sales of investment securities and less net gain on sale/leaseback transactions. Prior period amounts have been restated to reflect the current methodology.